Exhibit 99.1

EXECUTIVE EMPLOYMENT AGREEMENT

AGREEMENT, dated as of the 1st  day of February, 2009 (the “Commencement Date”), by and between Pinpoint Recovery Solutions Corp., a Delaware corporation with principal executive offices at 4300 W. Cypress Street, Suite 370, Tampa, Florida 33607 (the "Company"), and Jon D. Leslie, residing at 43 Greenacres Avenue, Scarsdale, NY   10583 ("Executive").

WHEREAS the Company is engaged in the business of obtaining state and federal unemployment tax recoveries and related tax refunds for corporate clients (the "Business"); and

WHEREAS Executive shall serve as Chief Financial Officer of the Company, and Executive and the Company are desirous of formalizing their understanding for Executive's employment, all upon the terms and subject to the conditions hereinafter provided.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.    Employment.

The Company agrees to employ Executive, and Executive agrees to be employed by the Company, upon the terms and subject to the conditions of this Agreement.

2.    Term.

The term of this Agreement shall be for a period of three (3) years commencing on the Commencement Date and ending three years thereafter, unless sooner terminated as hereinafter provided (the "Term").

3.    Duties; Best Efforts; Indemnification.

(a) Executive shall serve as Chief Financial Officer of the Company, and shall report directly to such person or persons as may be designated by the Board of Directors of the Company (the "Board"). Executive shall generally oversee, supervise and manage the day-to-day financial affairs, operations, strategy and assets of the Company and perform other normal duties, responsibilities, functions and authority associated with the position of chief financial officer of a corporation comparable to the Company, subject in each case to the power and authority of the Board. During the Term, Executive shall also have such other powers and duties as may be from time to time prescribed by the Board or its designees which are consistent with Executive's position and duties hereunder.

(b) Executive shall perform his duties, responsibilities and functions to the Company to the best of his abilities and in a manner consistent with the offices of chief financial officer and shall comply with the lawful policies and procedures of the Company. In performing his duties and exercising his authority under this Agreement, Executive shall support and implement the lawful business and strategic plans approved from time to time by the Board and shall support and cooperate with the Company's efforts to expand its businesses and operate profitably and in conformity with law and the business and strategic plans approved by the Board. Executive shall devote all of his business time, attention and energies, on a full time and exclusive basis, to the business and affairs of the Company and shall not during the Term be engaged in any other business activities, whether or not such business activities are pursued for gain, profit or other pecuniary advantage, without Board consent; provided, however, that, it shall not be a violation of this Agreement for Executive to (i) serve on corporate, civic or charitable boards or committees or (ii) manage passive personal investments, in either case so long as any such activities do not interfere with the performance of his responsibilities as an Executive of the Company in accordance with this Agreement or adversely affect or negatively reflect upon the Company.

4.    Compensation and Benefits.

(a) The Company shall pay to Executive a base salary (the "Base Salary") at a rate of $100,000 per annum, payable in accordance with the Company's payroll practices for its executive Executives. Beginning on February 1, 2009, the company shall pay to Executive a Base Salary at a rate of $140,000 per annum, payable in accordance with the Company's payroll practices for its executive Executives.  The Board will review the Base Salary for possible increase not less than annually during the Term.

(b) In consideration of Executive’s entering into this Agreement and performing the required services hereunder, Company shall pay Executive a signing bonus of $10,000 and grant the Executive 50,000 shares of Common Stock of the Company.  Such shares shall be granted to the Executive as of the Commencement Date (the “Date of Grant”), and 25,000 of the shares shall vest on the first anniversary of the Date of Grant and 25,000 shares shall vest on the second anniversary of the Date of Grant.   Unvested shares shall be cancelled upon termination of employment of the Executive if such termination is for “Cause”, as defined in Section 5 of this Agreement.  If the Company shall experience a “change of control” prior to vesting of the shares, all unvested shares shall vest immediately prior to the “change of control”.

For the purpose of this Agreement, a "change of control" shall mean:

(i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either:

(I) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"); or

(II) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (a), the following acquisitions shall not constitute a change of control: (A) any acquisition by the Company, or (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company; or

(ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

(iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of Company or the acquisition of assets of another corporation; or

(iii) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(c)  In addition to Base Salary, Executive may, at the discretion of the Board, be granted stock options or share appreciation rights under plans adopted by the Board for the benefit of the executives and key management personnel of the Company.

(d) Executive may, at the discretion of the Board, be granted bonus compensation, payable in accordance with the Company's payroll practices for its executives and key management personnel.

(e) Executive shall be entitled to participate in or receive benefits under any pension plan, health and accident plan or any other Executive benefit plan or arrangement made available now or in the future by the Company to other executives and key management personnel of the Company, as determined by the Board.

(f) The Company shall promptly pay to Executive the approved reasonable expenses incurred by him in the performance of his duties hereunder in accordance with the Company's policies in effect from time to time, including, without limitation, those incurred in connection with business related travel or entertainment, or, if such expenses are paid directly by Executive, shall promptly reimburse him for such payment, provided that Executive provides proper documentation thereof in accordance with the Company's policy.

(g) Executive shall be entitled to paid vacation days in each calendar year determined by the Company from time to time, but not less than four (4) weeks in any calendar year, subject to the Company's vacation policies for its executives and key management personnel. Vacation shall be prorated in any calendar year of the Term during which Executive is employed hereunder for less than an entire year in accordance with the number of days in such year during which he is so employed. Executive shall also be entitled to all paid holidays given by the Company to its executives and key management personnel.

(h) The Company may, at its discretion, subscribe for and maintain, on behalf of the Company, life insurance, key-man insurance (which shall be for an amount no less than $750,000) and long-term disability insurance with respect to Executive, in such amount and upon such terms or conditions as the Company may deem reasonable. Executive shall cooperate with the Company in connection with the obtaining of any such policies, including, without limitation, the submission to physical examination and blood testing by a physician or other medical professional selected by the Company.

5.    Termination.

Executive's employment hereunder shall be terminated upon Executive's death or Disability or Executive's voluntarily leaving the employ of the Company, and may be terminated by the Company as follows:

(a) For Cause. The Company shall have the right to terminate Executive's employment for "Cause." A termination for "Cause" is a termination evidenced by a resolution adopted by the Board finding that Executive has:
(i) engaged in negligence or misconduct in connection with or arising out of the performance of his duties hereunder that had a detrimental effect on the Company;

(ii) been under the influence of drugs (other than prescription medicine or other medically-related drugs to the extent that they are taken in accordance with their directions) or alcohol during the performance of his duties under this Agreement, or while under the influence of drugs or alcohol, engaged in inappropriate conduct;

(iii) engaged in behavior that would constitute grounds for liability for sexual harassment (as proscribed by the U.S. Equal Employment Opportunity Commission Guidelines or any other applicable state regulatory body) or, in the reasonable opinion of the Board, other egregious conduct violative of laws governing the workplace; or

(iv) committed any act of fraud, larceny, misappropriation of funds or embezzlement or been charged with a felony or a crime of moral depravity; or

(v) materially breached any of the provisions of this Agreement (in a manner not covered by any of subparagraphs (i) through (iv) if this Section 5(a)) if such breach is not cured within twenty (20) days after written notice thereof has been given to the Executive by the Company.

(b) For Disability. The Company shall have the right to terminate Executive's employment as a result of Executive's "Disability." For purposes of this Agreement, a termination for "Disability" shall be deemed to occur if Executive has been unable to substantially perform his duties hereunder for 90 consecutive days or for 90 days in any 180 day period by reason of any physical or mental illness or injury.

(c) Executive agrees to make himself available and to cooperate in any reasonable examination by a reputable independent physician selected by the Company for the purpose of determining disability pursuant to Section 5(b).

(d) The Company shall have the right to terminate Executive's employment for any reason with ninety (90) days advance written notice.  In such event, the Company reserves the right to compel Executive to vacate the Company’s offices and to cease the performance of services on behalf of the Company immediately upon delivery of such notice.  In the event the Company exercises this right, Executive will be paid his compensation as set forth in Section 6(c) below.

6.    Effect of Termination.

(a) Death or Disability. In the ' event of the termination of Executive's employment as a result of his death or Disability, the Company shall:

(i) pay to Executive or his estate, as the case may be, the Base Salary plus accrued and unpaid bonus, if any, in accordance with Section 4(c) through the date of his death or Disability (pro rated for any partial month); and

(ii) reimburse Executive, or his estate, as the case may be, for any expenses pursuant to Section 4(e).

 (b) For Cause by the Company, by Executive voluntarily or upon expiration of the Term. In the event that Executive's employment is terminated by the Company for Cause or by Executive voluntarily or upon expiration of the Term, the Company shall

(i) pay to Executive the Base Salary plus accrued and unpaid bonus, if any, in accordance with Section 4(c) through the date of such termination (pro rated for any partial month); and

(ii) reimburse Executive for any expenses pursuant to Section 4(e);

and Executive shall have no further entitlement to any other compensation or benefits from the Company, except as set forth herein.

(c) Other than as a result of Executive's death, Disability or voluntary resignation or by the Company for Cause. In the event that Executive's employment is terminated other than by reason of his death or Disability, or by Executive voluntarily, upon expiration of the Term, or for Cause, then, subject to receipt of a release (the "Release") of the Company and its directors, officers and Executives and their respective successors and assigns of claims of Executive against them arising out of or by reason of his termination of employment hereunder, the Company shall:

(i)  pay to Executive the Base Salary plus accrued and unpaid bonus, if any, in accordance with Section 4(c) through the date of such termination (pro rated for any partial month);

and         (ii) reimburse Executive for any expenses pursuant to Section 4(e);

(iii) pay Executive the Base Salary plus benefits in accordance with Section 4(d), for a period commencing on the thirtieth day after receipt by the Company of the Release and ending on the earlier to occur of (A) the last day of the Term (as if such termination had not occurred) or (B) the date that shall be seven (7) months after the date of receipt of the Release, provided, that all such payments shall be payable in accordance with the Company's normal payroll practices for its executives and key management personnel.

(d) This Section 6 sets forth the only obligations of the Company with respect to the termination of Executive's employment with the Company, and Executive acknowledges that upon the termination of his employment, he shall not be entitled to any payments or benefits which are not explicitly provided in this Agreement. Except as set forth in section 6(c)(iii) above, any and all payments to Executive or his estate, as the case may be, of the Base Salary plus accrued and unpaid bonus, if any, and accrued and unpaid expenses, if any, shall be paid within fifteen (15) days of the termination of Executive's employment.

7.    Covenant Regarding Innovations and Copyrights.

(a) Executive hereby acknowledges that all Innovations (as defined below) created by Executive (either working alone or as part of a group) that are used, useful or useable in connection with the Business or future business of the Company which (i) were or will be made using equipment, supplies, facilities or trade secret information of the Company, or (ii) were or will be developed at least in part on the Company's time, or (iii) relate at the time of conception or reduction to practice thereof either to the Business or the future business of the Company or to the Company's actual or demonstrably anticipated research or development, or (iv) result from any work that Executive performs or performed for the Company, were created at the request of the Company pursuant to this Agreement or other arrangement (written or unwritten) between the Company and Executive. The term "Innovations" shall include all of the results and proceeds of Executive's services under this Agreement, whether patentable, copyrightable, subject to trademark registration, or not, written, created, developed or produced by Executive (either working alone or as part of a group).

(b) Executive hereby acknowledges that the Innovations were specifically ordered or commissioned by the Company. Executive hereby irrevocably assigns to the Company all right, title and interest in and to all Innovations and other intellectual property derived therefrom, such assignment to be effective when first capable of being so assigned, transferred or vested. To the extent that any Innovation is or shall be a copyrightable work, Executive agrees that such Innovation constitutes and shall constitute a work-made-for-hire as defined in the United States Copyright Act of 1976; that the Company is and shall be the author of said work-made-for hire and the owner of all rights in and to such Innovation throughout the world, in perpetuity and in all languages, for all now known or hereafter existing uses, media and forms, including, without limitation, the copyrights therein and thereto throughout the world for the initial term and any and all extensions and renewals thereof; and that the Company or its designees shall have the right to make such changes therein and such uses thereof as it may deem necessary or desirable. To the extent that such copyrightable Innovation is not recognized as a work-made-for-hire, Executive hereby irrevocably assigns, transfers and conveys to the Company or its designees, without reservation, all of his right, title and interest throughout the world in perpetuity in such Innovation, including, without limitation, all rights of copyright and copyright renewal in such Innovation or any part thereof, and all rights to exclusively or non-exclusively license or sublicense the foregoing.

(c) By execution hereof, Executive hereby irrevocably constitutes and appoints the Company or its designee with full power of substitution, to be Executive's true and lawful attorney to execute, acknowledge, swear and file all instruments and documents, and to take any action which shall be deemed necessary, appropriate or desirable to effectuate the terms of this Section 7. The powers of attorney granted herein shall be deemed to be coupled with an interest and shall be irrevocable and survive the occurrence of Executive's death, disability or bankruptcy.

8.    Protection of Confidential Information.

Executive acknowledges and agrees that he will not divulge to anyone (other than the Company and its affiliates or any persons employed or designated by the Company or in connection with the Executive's duties hereunder) any knowledge or information of any type whatsoever of a confidential nature relating to the business of the Company, its clients or any of its affiliates, including, without limitation, all types of trade secrets (unless readily ascertainable from public or published information or trade sources). Executive further agrees not to disclose, publish or make use of any knowledge or information of a confidential nature without prior written consent of the Company. The provisions of this Section 8 shall apply both during the time that Executive is employed by the Company and thereafter.

9.    Restriction of Competition; Interference; and Non-Solicitation.

(a) As a significant inducement to the Company to enter into and perform its obligations under this Agreement, during the Term and until the later to occur or (i) the first anniversary of the termination or expiration of the Term or any extension hereof; or (ii) the last day of Executive’s employment with the Company, Executive will not, for any reason, either directly or indirectly, alone or in association with others:

(i) solicit, or permit any person or entity directly or indirectly to solicit, any individual who at the time of the solicitation is, or who within the one (1) year period prior to such solicitation was, an employee or contractor of the Company to leave the employ of the Company or terminate his or her employment relationship with the Company, or hire or attempt to hire or induce, any employee or contractors of the Company to terminate their employment with, or otherwise cease their relationship with, the Company;

(ii) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers, vendors or accounts, or prospective clients, customers, vendors or accounts of the Company or its affiliates;

(iii) engage, or assist others in organizing or engaging, any place in the United States in any business which offers, promotes, develops, or engages in services that are competitive with the Business, or products or services which are marketed or under active development by the Company or its affiliates during the Term (a "Competing Business"), whether such engagement shall be as a director, officer, employee, consultant, advisor, agent, lender, guarantor, surety, investor, promoter, stockholder, shareholder, partner, member or other owner, affiliate or other participant in any Competing Business, or allow Executive's name to be used in connection with a Competing Business, provided that Executive shall not be deemed to engage in a Competing Business solely by reason of passive ownership of less than 5% of the outstanding stock of any publicly traded entity;

(iv) assist others in organizing or engaging in any Competing Business in any capacity or manner described in clause (iii) above;

(v) induce any client, customer, vendor, agent or other person or entity with whom or which the Company or its affiliates has a business relationship, contractual or otherwise, to terminate or alter such business relationship; or

(vi) take any action reasonably likely to cause injury to the relationship between the Company, its affiliates or any of their respective employees and any client, lessor, lessee, vendor, supplier, customer, distributor, employee, consultant or other business associate of the Company or any of its affiliates as such relationship relates to the Company's (or affiliates) conduct of business.

(b) In addition, neither during the Term nor at any time thereafter shall Executive disparage the Company or its affiliates, any director, officer, employee or shareholder of the Company, or any affiliate of any such director, officer, employee or shareholder of the Company or its affiliates by making (or causing -others to make) any oral or written statements or representations that could reasonably be construed to be a false and misleading statement of fact or a libelous, slanderous or disparaging statement of or concerning any of the aforementioned persons.

10.    Specific Remedies.

(a) It is understood by Executive and the Company that the covenants contained in this Section 10 and in Sections 7, 8 and 9 hereof are essential elements of this Agreement and that, but for the agreement of Executive to comply with such covenants, the Company would not have agreed to enter into this Agreement. The Company and Executive have independently consulted with their respective counsel and have been advised concerning the reasonableness and propriety of such covenants with specific regard to the nature of the business conducted by the Company and all interests of the Company. Executive agrees that the covenants of Sections 7, 8 and 9 are reasonable and valid. If Executive commits a breach of any of the provisions of Sections 7, 8 or 9 hereof, such breach shall be deemed to be grounds for termination for Cause. In addition, notwithstanding the provisions of Sections 8 and 9, Executive acknowledges that the Company will have no adequate remedy at law if he violates any of the terms hereof. Executive therefore understands and agrees that the Company shall have without prejudice as to any other remedies:

(i) the right upon application to any court of proper jurisdiction to a temporary restraining order, preliminary injunction, injunction, specific performance or other equitable relief and

(ii) the right to apply to any court of proper jurisdiction, to require Executive to account for and pay over all compensation, profits, monies, accruals, increments and other benefits (collectively the "Benefits") derived or received by Executive as a result of any transaction constituting a breach of any of the provisions of Sections 8 or 9, and, if a court so orders, Executive hereby agrees to account for and pay over such Benefits to the Company.

11.    Survival, Independence; Severability and Non-Exclusivity.

Each of the rights enumerated in Sections 7, 8 or 9 hereof and the remedies enumerated in Section 10 hereof shall be independent of the others and shall be in addition to and not in lieu of any other rights and remedies available to the Company at law or in equity and shall survive this Agreement and the Executive’s employment with the Company. If any provision of this Agreement, or any part of any of them, is hereafter construed or adjudicated to be invalid or unenforceable, the same shall not affect the remainder of the covenants or rights or remedies which shall be given full effect without regard to the invalid portions. If any covenant set forth herein is held to be invalid or unenforceable because of the duration of such provision or the area covered therebv the parties agree that the court making such determination shall have the, power to reduce the duration and/or area of such provision and in its reduced form said provision shall then be enforceable. No such holding of invalidity or unenforceability in one jurisdiction shall bar or in any way affect the Company's right to the relief provided in Section 10 or otherwise in the court of any other state or jurisdiction within the geographical scope of such covenants as to breaches of such covenants in such other respective states or jurisdictions, such covenants being, for this purpose, severable into diverse and independent covenants.  The covenants contained herein shall be deemed independent and separately enforceable covenants and are enforceable independent of any cause of action, or rights or remedies, either party may have hereunder or otherwise, none of which shall be deemed defenses hereunder.  Executive agrees that this restriction applies if his employment ends at any time and for any reason until and unless a succeeding written agreement no longer contains this restriction.

12.    Conflicting Agreements.

Executive hereby represents that he is not bound by the terms of any agreement with any previous employer, or with any other party, that would impair his right or ability to enter the employ of the Company or perform fully his obligations pursuant to this Agreement. Executive further represents and warrants that his performance of all the terms of this Agreement and as an executive of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by him in confidence or in trust prior to his employment with the Company.

13.    Successors; Binding Agreement.

This Agreement is personal to Executive and without the prior written consent of the Company shall not be assignable by Executive otherwise than by will or the laws of descent and distribution. The Company shall be permitted to freely assign its rights, interests and obligations to any parent, subsidiary or affiliate, or to any other third party, which acquires all or substantially all of the stock or assets of the Company. This Agreement shall inure to the benefit of and be enforceable by Executive's legal representatives.

14.    Notices.

Any notice or other communications required or permitted hereunder shall be in writing and shall be deemed effective (i) upon personal delivery, if delivered by hand and followed by Notice by mail or facsimile transmission, (ii) three (3) days after the date of deposit in the mails if mailed by certified or registered mail (return receipt requested), or (iii) on the next business day, if mailed by an overnight mail service to the parties or sent by facsimile transmission,

To the Company:

Pinpoint Recovery Solutions Corp.
4300 W. Cypress Street
Suite 370
Tampa, FL   33607
Attention: Kevin J. Cappock

with copies to (which shall not constitute notice):

Michael G. Little, Esq.
Johnson, Pope, Bokor, Ruppel & Burns, LLP
911 Chestnut Street
Clearwater, FL 33756

To Executive:

Jon D. Leslie
43 Greenacres Avenue
Scarsdale, NY   10583:

or at such other address or telecopy number (or other similar number) as either party may from time to time specify to the other. Any notice, consent or other communication required or permitted to be given hereunder shall be deemed to be given on the date of mailing, personal delivery or telecopy or conclusively other similar means (provided the appropriate answer back is received) thereof and shall be presumed to have been received on the second business day following the date of mailing or, in the case of personal delivery or telecopy or other similar means, the day of delivery thereof, except that a change of address shall not be effective until actually received.

15.    Headings.

The headings of this Agreement are for convenience of reference only and shall not affect in any manner any of the terms and conditions hereof.

16.    Acts and Documents.

The parties agree to do, sign and execute all acts, deeds, documents and corporate proceedings necessary or desirable to give full force and effect to this Agreement.

17.    Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

18.    Modifications and Waivers.

No term, provision or condition of this Agreement may be modified or discharged unless such modification or discharge is authorized by the Board of Directors of the Company and is agreed to in writing and signed by Executive. No waiver by either party hereto of any breach by the other party hereto of any term, provision or condition of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

19.    Entire Agreement.

This Agreement constitutes the entire agreement between the parties with respect to the subject matter herein and supersedes all prior agreements, negotiations and discussions between the parties hereto, there being no extraneous agreements. This Agreement may be amended only in writing executed by the parties hereto affected by such amendment.

20.     Governing Law, Venue; Waiver of Jury Trial.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Executive hereby consents to personal jurisdiction and venue, for any action brought by or arising out of a breach or threatened breach of this Employment Agreement, exclusively in the United States District Court for the Middle District of Florida, Tampa Division, or in the Circuit Court in and for Pinellas County, Florida.  The parties to this Agreement agree that jurisdiction and venue shall lie exclusively in the Sixth Judicial Circuit of the State of Florida, in and for Pinellas County, Florida, with respect to any legal proceedings arising from this Agreement.  COMPANY AND EXECUTIVE HEREBY AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR OUT OF THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT WOULD INVOLVE COMPLICATED AND DIFFICULT FACTUAL AND LEGAL ISSUES AND THAT, THEREFORE, ANY ACTION BROUGHT BY COMPANY AGAINST EXECUTIVE, WHETHER ARISING OUT OF THIS AGREEMENT OR OTHERWISE,  OR BY EXECUTIVE AGAINST COMPANY, SHALL BE DETERMINED BY A JUDGE SITTING WITHOUT A JURY.

20.     Costs and Attorneys' Fees.  If either party shall breach any of the terms of this Agreement, the non-breaching party shall be entitled to recover from the breaching party all costs and attorneys' fees incurred by the non-breaching party in connection with the enforcement of the obligations of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement on the day and year set forth above.

EXECUTIVE

 /s/ Jon D. Leslie

Jon D. Leslie

PINPOINT RECOVERY SOLUTIONS CORP.

By:  /s/ Kevin J. Cappock

Name:  Kevin J. Cappock
Title:  Chief Executive Officer